SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 9, 1997


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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      Georgia                   1-6468               58-0257110
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
   of incorporation)             Number)                         No.)


          333 Piedmont Avenue, N.E., Atlanta, Georgia                  30308
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           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code            (404) 526-6526
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                                                    N/A
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  (Former  name or former  address,  if  changed  since last report.)



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Item 5.         Other Events.

                On January 9, 1997, Georgia Power Company (the "Company") and Georgia Power Capital Trust II (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 7,000,000 7.60% Trust Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-06037, 333-06037-01, 333-06037-02 and 333-06037-03) of the Company and
the Trust.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) Exhibits.

      1 Underwriting Agreement, dated January 9, 1997, among the Company, the Trust and Lehman Brothers Inc.

     4.2 Supplemental Indenture dated as of January 1, 1997, providing for the issuance of the Company's Series B 7.60% Junior Subordinated Notes due December 31, 2036.

    4.5   Amended and Restated Trust Agreement of Georgia Power Capital Trust
          II.

     4.6 Form of Preferred Security of Georgia Power Capital Trust II (included in Exhibit 4.5 above).

    4.7   Form of Series A 7.60% Junior Subordinated Note (included in Exhibit
          4.2 above).

    4.8   Guarantee Agreement relating to Georgia Power Capital Trust II.

    4.9 Agreement as to Expenses and Liabilities relating to Georgia Power Capital Trust II (included in Exhibit 4.5 above).


                       SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     January 15, 1997                       GEORGIA POWER COMPANY


                                                     /s/ Wayne Boston
                                                 By   Wayne Boston
                                                     Assistant Secretary